Exhibit 31.4
CERTIFICATION PURSUANT TO EXCHANGE ACT
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Neil Watanabe, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A for the fiscal year ended December 30, 2017 of U.S. Auto Parts Network, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 25, 2018

/s/ Neil Watanabe
Neil Watanabe
Chief Financial Officer
(Principal Financial Officer)